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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 30, 2001
                                                         -----------------


                        National Service Industries, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                                    001-03208
                                    ---------
                            (Commission File Number)


                                    58-03649
                                    --------
                      (IRS Employer Identification Number)


            1420 Peachtree Street, N. E., Atlanta, Georgia 30309-3002
            ---------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (404) 853-1000
                                                            -------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.

         On November 30, 2001, National Service Industries, Inc. ("NSI" or the "Registrant") completed the distribution of the common stock of its lighting equipment and chemicals subsidiary, Acuity Brands, Inc. (formerly L&C Spinco, Inc.) ("Acuity"), to its stockholders in a tax-free distribution, effective 11:59 p.m. The spin-off of Acuity was effected by way of a pro rata dividend (the "Distribution") of the common stock of Acuity to NSI's stockholders of record as of November 16, 2001 (the "Record Date"). In the Distribution, the Company's stockholders received one share of Acuity common stock for each share of NSI common stock owned as of the Record Date.

         Following the Distribution, NSI will concentrate its operations on its textile rental and envelopes businesses. Acuity is now an independent public company trading under the symbol "AYI" on the New York Stock Exchange. NSI continues to trade on the New York Stock Exchange under the symbol "NSI."

         Further information concerning the Distribution and related matters is contained in Acuity's Registration Statement on Form 10, dated July 3, 2001, as amended, filed by Acuity with the Securities and Exchange Commission A copy of each of the definitive material agreements executed by NSI in connection with the Distribution is filed as an exhibit hereto and each is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired

             None.

         (b) Pro Forma Financial Information

                  In its Annual Report on Form 10-K for its fiscal year ended August 31, 2001, the Registrant presented the net assets of Acuity as "Net Assets of Discontinued Operations" in its balance sheet as of August 31, 2001.

         (c) Exhibits.

                  The following exhibits are filed herewith:

         EXHIBIT NO.                                 DESCRIPTION
         -----------                                 -----------
             10.1               Tax Disaffiliation Agreement, dated as of November 30, 2001, by and between
                                National Service Industries, Inc. and Acuity Brands, Inc.

             10.2               Transition Services Agreement, dated as of November 30, 2001, by and between National Service Industries, Inc. and Acuity Brands, Inc.

             10.3               Agreement and Plan of Distribution by and between National Service
                                Industries, Inc. and Acuity Brands, Inc., dated as of November 30, 2001.

             10.4               Employee Benefits Agreement, by and between National Service Industries,
                                Inc. and Acuity Brands, Inc., dated as of November 30, 2001.

             10.5               Lease Agreement, dated as of November 30, 2001, by and between National
                                Service Industries, Inc. and Acuity Brands, Inc.


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
             10.6               Put Option Agreement, dated as of November 30, 2001, by and between
                                National Service Industries, Inc. and Acuity Brands, Inc.

             10.7               First Supplemental Indenture, dated as of  October 23, 2001, to Indenture dated January 26, 1999, between National Service Industries, Inc., L&C
                                Spinco, Inc., L&C Lighting Group, Inc., The Zep Group, Inc. and SunTrust
                                Bank.

             10.8               Amendment No. 2 to National Service Industries, Inc. Supplemental Deferred
                                Savings Plan.

           10.9(a)              Amendment No. 4  to the National Service Industries, Inc. Senior Management
                                Benefit Plan.

           10.9(b)              Amendment No. 5 to the National Service Industries, Inc. Senior Management
                                Benefit Plan.

           10.10(a)             Amendment No. 5 to the Supplemental Retirement Plan For Executives Of
                                National Service Industries, Inc.

           10.10(b)             Amendment No. 6 to Supplemental Retirement Plan For Executives Of National
                                Service Industries, Inc.

           10.11(a)             Amendment No. 2 to the National Service Industries, Inc. Executives' Deferred
                                Compensation Plan.

           10.11(b)             Amendment No. 3 to the National Service Industries, Inc. Executives' Deferred
                                Compensation Plan.

            10.12               Amendment No. 3 to National Service Industries, Inc. Nonemployee Director
                                Deferred Stock Unit Plan

            10.13               Amendment No. 4 to the National Service Industries, Inc. Benefits
                                Protection Trust

           10.14(a)             Supplemental Retirement Plan for Eligible Employees of AECO Products
                                Division of National Service Industries, Inc.

           10.14(b)             Amendment No. 1 to the Supplemental Retirement Plan for Eligible Employees of
                                AECO Products Division of NSI.

           10.14(c)             Amendment No. 2 to the Supplemental Retirement Plan for Eligible Employees of
                                AECO Products Division of NSI.

           10.14(d)             Amendment No. 3 to the Supplemental Retirement Plan for Eligible Employees of
                                AECO Products Division of NSI.

            10.15               Form of Amendment No. 2 to Severance Protection Agreement (for Executives).

           10.16(a)             Form of Severance Protection Agreement for Key Management

           10.16(b)             Form of Amendment No. 1 to Severance Protection Agreement for Key Management

            10.17               Amendment No. 2 to National Service Industries, Inc. Executive Savings Plan.

             99.1               Press release, issued by the Registrant on December 3, 2001.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  December 14, 2001



                                   NATIONAL SERVICE INDUSTRIES, INC.



                                   By:  /s/ Carol E. Morgan
                                      ------------------------------------------
                                        Carol E. Morgan
                                        Senior Vice President, General Counsel
                                        and Secretary